UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 19, 2006 (May 18, 2006)
World Air Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26582	20-2121036

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

HLH Building, 101 World Drive, Peachtree City, Georgia	30269

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 770-632-8322
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
SIGNATURES
EX-99.1 PRESS RELEASE DATED MAY 19, 2006

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 19, 2006, World Air Holdings, Inc. (the “Registrant”) issued a press release announcing that the Registrant received a notice on May 18, 2006 from the staff of The Nasdaq Stock Market (“Nasdaq”) stating that because the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 Form 10-K”) and the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the “First Quarter 10-Q”), have not been filed, the Registrant was not in compliance with Nasdaq Market Place Rule 4310(c)(14) and therefore, the Registrant’s securities will be delisted from the Nasdaq National Market as of the opening of business on May 22, 2006. The panel that rendered the decision declined the Registrant’s request for more time to file the late reports.
The Registrant will request a review of this decision before the Nasdaq Listing and Hearing Review Council. Pending this review, the Registrant’s securities will trade on the Pink Sheets under the ticker symbol OTC:WLDA.PK.
The delay in filing of the Registrant’s 2005 Form 10-K is primarily a result of the previous delays in filing the Registrant’s amended and restated Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2005 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, both of which were filed on February 21, 2006. In addition, the Registrant has required additional time to complete its assessment process under the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, regarding the effectiveness of the Registrant’s internal controls over financial reporting, which must be completed prior to filing the 2005 Form 10-K.
The delay in filing of the Registrant’s First Quarter 10-Q is primarily a result of the delay in filing the Registrant’s 2005 Form 10-K.
The Registrant has made significant progress in completing the work necessary to file the 2005 Form 10-K and its First Quarter 10-Q. Additionally, the Registrant has taken considerable steps to strengthen its financial and accounting staff and capabilities, including the hiring of a new Chief Financial Officer on April 17, 2006.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD AIR HOLDINGS, INC.
By:	/s/ Mark M. McMillin
	Name:	Mark M. McMillin
	Title:	General Counsel & Corporate Secretary

Dated: May 19, 2006